Exhibit 99.1

CMS Energy Announces Third Quarter Results with Confidence Toward the High End of 2021 Guidance

JACKSON, Mich., Oct. 28, 2021 – CMS Energy announced today reported earnings per share from continuing operations of $0.54 for the third quarter of 2021, compared to $0.72 per share for the same quarter in 2020, which exclude the discontinued operations of EnerBank USA. The company’s adjusted earnings per share from continuing operations were $0.54 for the third quarter of 2021, compared to $0.73 per share for the same quarter in 2020, which exclude the discontinued operations of EnerBank.

“CMS Energy’s strong execution in 2021, including closing the sale of EnerBank on October 1 for over $1 billion, has positioned the company well for long-term success to the benefit of customers, investors and the communities we serve. We are actively redeploying the proceeds from the transaction into our core utility business to fund key initiatives like grid hardening and our clean energy transformation,” said Garrick Rochow, President and CEO of CMS Energy and Consumers Energy.

CMS Energy raised its full-year 2021 adjusted earnings from continuing operations guidance to $2.63 to $2.65 per share, from $2.61 to $2.65 per share* (*See below for important information about non-GAAP measures). CMS Energy also reaffirmed 2022 adjusted earnings guidance of $2.85 - $2.87 per share and long-term adjusted EPS growth of 6 to 8 percent, with continued confidence toward the high end of the EPS growth range.

CMS Energy (NYSE: CMS) is a Michigan-based energy company featuring Consumers Energy as its primary business. It also owns and operates independent power generation businesses.

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CMS Energy will hold a webcast to discuss its 2021 third quarter results and provide a business and financial outlook on October 28 at 9:30 a.m. (EDT). To participate in the webcast, go to CMS Energy’s homepage (cmsenergy.com) and select “Events and Presentations.”

Important information for investors about non-GAAP measures and other disclosures.

*This news release contains non-Generally Accepted Accounting Principles (non-GAAP) measures, such as adjusted earnings and adjusted earnings per share from continuing operations. All references to net income refer to net income available to common stockholders. All references to reported earnings per share from continuing operations refer to Income from continuing operations per average common share available to common stockholders on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises' interest expense, or other items. Management views adjusted earnings as a key measure of the company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The company's adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings.

This news release contains "forward-looking statements." The forward-looking statements are subject to risks and uncertainties that could cause CMS Energy’s and Consumers Energy’s results to differ materially. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings.

Investors and others should note that CMS Energy routinely posts important information on its website and considers the Investor Relations section, www.cmsenergy.com/investor-relations, a channel of distribution.

For more information on CMS Energy, please visit our website at cmsenergy.com.
To sign up for email alert notifications, please visit the Investor Relations section of our website.

Media Contact: Katie Carey, 517-740-1739

Investment Analyst Contact: Travis Uphaus, 517-817-9241

CMS ENERGY CORPORATION

Consolidated Statements of Income

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20
Operating revenue	$1,725	$1,507	$5,296	$4,691

Operating expenses	1,465	1,167	4,354	3,768

Operating Income	260	340	942	923

Other income	44	28	136	99

Interest charges	125	130	374	378

Income Before Income Taxes	179	238	704	644

Income tax expense	26	40	90	88

Income From Continuing Operations	153	198	614	556

Income from discontinued operations, net of tax	30	12	82	34

Net Income	183	210	696	590

Loss attributable to noncontrolling interests	(6)	(8)	(18)	(7)

Net Income Attributable to CMS Energy	189	218	714	597

Preferred stock dividends	3	-	3	-

Net Income Available to Common Stockholders	$186	$218	$711	$597

Basic Earnings Per Average Common Share
Income from continuing operations per average common share available to common stockholders	$0.54	$0.72	$2.18	$1.98
Income from discontinued operations per average common share available to common stockholders	0.10	0.04	0.28	0.12

Basic earnings per average common share	$0.64	$0.76	$2.46	$2.10

Diluted Earnings Per Average Common Share
Income from continuing operations per average common share available to common stockholders	$0.54	$0.72	$2.18	$1.97
Income from discontinued operations per average common share available to common stockholders	0.10	0.04	0.28	0.12
Diluted earnings per average common share	$0.64	$0.76	$2.46	$2.09

CMS ENERGY CORPORATION

Summarized Consolidated Balance Sheets

(Unaudited)

	In Millions
	As of
	9/30/21	12/31/20
Assets
Current assets
Cash and cash equivalents	$102	$32
Restricted cash and cash equivalents	30	17
Assets held for sale	494	429
Other current assets	1,851	1,926
Total current assets	2,477	2,404
Non-current assets
Plant, property, and equipment	21,934	21,017
Assets held for sale	2,606	2,680
Other non-current assets	3,496	3,565
Total Assets	$30,513	$29,666

Liabilities and Equity
Current liabilities (1)
Liabilities held for sale	$1,233	$953
Other current liabilities	1,436	1,530
Total current liabilities	2,669	2,483
Non-current liabilities (1)
Liabilities held for sale	1,523	1,894
Other non-current liabilities	7,008	6,821
Total non-current liabilities	8,531	8,715
Capitalization
Debt, finance leases, and other financing (excluding securitization debt) (2)
Debt, finance leases, and other financing (excluding non-recourse and securitization debt)	12,370	12,083
Non-recourse debt	79	83
Total debt, finance leases, and other financing (excluding securitization debt)	12,449	12,166
Preferred stock and securities	224	-
Noncontrolling interests	563	581
Common stockholders' equity	5,866	5,496
Total capitalization (excluding securitization debt)	19,102	18,243
Securitization debt (2)	211	225
Total Liabilities and Equity	$30,513	$29,666

(1) Excludes debt, finance leases, and other financing.

(2) Includes current and non-current portions.

CMS ENERGY CORPORATION

Summarized Consolidated Statements of Cash Flows

(Unaudited)

	In Millions
	Nine Months Ended
	9/30/21	9/30/20
Beginning of Period Cash and Cash Equivalents, Including Restricted Amounts	$185	$157

Net cash provided by operating activities (3)	1,483	1,144
Net cash used in investing activities	(1,460)	(2,298)
Cash flows from operating and investing activities	23	(1,154)
Net cash provided by financing activities	28	1,555

Total Cash Flows	$51	$401

End of Period Cash and Cash Equivalents, Including Restricted Amounts (4)	$236	$558

(3)	Includes the impact of a $531 million pension contribution in 2020.

(4)	In June 2021, CMS Energy entered into an agreement for EnerBank to merge with Regions Bank. As a result, EnerBank's cash and cash equivalents are presented as assets held for sale on CMS Energy's consolidated balance sheets at September 30, 2021 and September 30, 2020.

CMS ENERGY CORPORATION

Reconciliation of GAAP to Non-GAAP Adjusted Income from Continuing Operations

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended				Nine Months Ended
	9/30/21		9/30/20		9/30/21	9/30/20
Net Income Available to Common Stockholders	$186		$218		$711	$597
Reconciling items:
Disposal of discontinued operations (gain) loss	3		-		8	-
Tax impact	(1)		-		(2)	-
Discontinued operations income	(42)		(16)		(115)	(44)
Tax impact	10		4		27	10
Other exclusions from adjusted earnings**	(*	)	4		(1)	11
Tax impact	*		(1)		*	(2)
Tax reform	-		-		-	(9)
Voluntary separation program	-		*		-	11
Tax impact	-		(*	)	-	(3)

Adjusted income from continuing operations – non-GAAP	$156		$209		$628	$571

Average Common Shares Outstanding
Basic	289.1		285.6		288.9	284.8
Diluted	289.6		286.9		289.4	286.3

Basic Earnings Per Average Common Share
Reported net income per average common share	$0.64		$0.76		$2.46	$2.10
Reconciling items:
Disposal of discontinued operations (gain) loss	0.01		-		0.03	-
Tax impact	(*	)	-		(0.01)	-
Discontinued operations income	(0.14)		(0.05)		(0.39)	(0.15)
Tax impact	0.03		0.01		0.09	0.03
Other exclusions from adjusted earnings**	(*	)	0.01		(* )	0.03
Tax impact	*		(*	)	*	(0.01)
Tax reform	-		-		-	(0.03)
Voluntary separation program	-		*		-	0.04
Tax impact	-		(*	)	-	(0.01)

Adjusted income from continuing operations per average common share – non-GAAP	$0.54		$0.73		$2.18	$2.00

Diluted Earnings Per Average Common Share
Reported net income per average common share	$0.64		$0.76		$2.46	$2.09
Reconciling items:
Disposal of discontinued operations (gain) loss	0.01		-		0.03	-
Tax impact	(*	)	-		(0.01)	-
Discontinued operations income	(0.14)		(0.05)		(0.39)	(0.15)
Tax impact	0.03		0.01		0.09	0.03
Other exclusions from adjusted earnings**	(*	)	0.01		(* )	0.03
Tax impact	*		(*	)	*	(0.01)
Tax reform	-		-		-	(0.03)
Voluntary separation program	-		*		-	0.04
Tax impact	-		(*	)	-	(0.01)

Adjusted income from continuing operations per average common share – non-GAAP	$0.54		$0.73		$2.18	$1.99

*	Less than $0.5 million or $0.01 per share.
**	Includes restructuring costs and unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises' interest expense.
Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.

CMS ENERGY CORPORATION

Reconciliation of GAAP to Non-GAAP Adjusted Income from Continuing Operations

(Unaudited)

	In Millions, Except Per Share Amounts
	Three Months Ended				Nine Months Ended
	9/30/21		9/30/20		9/30/21		9/30/20
Income Available to Common Stockholders
Reported income from continuing operations available to common stockholders	$156		$206		$629		$563
Reconciling items:
Other exclusions from adjusted earnings**	(*	)	4		(1)		11
Tax impact	*		(1)		*		(2)
Tax reform	-		-		-		(9)
Voluntary separation program	-		*		-		11
Tax impact	-		(*	)	-		(3)

Adjusted income from continuing operations – non-GAAP	$156		$209		$628		$571

Average Common Shares Outstanding
Basic	289.1		285.6		288.9		284.8
Diluted	289.6		286.9		289.4		286.3

Basic Earnings Per Average Common Share
Reported income from continuing operations per average common share available to common stockholders	$0.54		$0.72		$2.18		$1.98
Reconciling items:
Other exclusions from adjusted earnings**	(*	)	0.01		(*	)	0.03
Tax impact	*		(*	)	*		(0.01)
Tax reform	-		-		-		(0.03)
Voluntary separation program	-		*		-		0.04
Tax impact	-		(*	)	-		(0.01)

Adjusted income from continuing operations per average common share – non-GAAP	$0.54		$0.73		$2.18		$2.00

Diluted Earnings Per Average Common Share
Reported income from continuing operations per average common share available to common stockholders	$0.54		$0.72		$2.18		$1.97
Reconciling items:
Other exclusions from adjusted earnings**	(*	)	0.01		(*	)	0.03
Tax impact	*		(*	)	*		(0.01)
Tax reform	-		-		-		(0.03)
Voluntary separation program	-		*		-		0.04
Tax impact	-		(*	)	-		(0.01)

Adjusted income from continuing operations per average common share – non-GAAP	$0.54		$0.73		$2.18		$1.99

*	Less than $0.5 million or $0.01 per share.
**	Includes restructuring costs and unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises' interest expense.
Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses from mark-to-market adjustments recognized in net income related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings.